UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2020
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

404-888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Benefit Equalization Plan
On December 8, 2019, the Governance and Compensation Committee (GCC) of the Bank’s Board recommended, and the Board approved, certain amendments to the Bank’s Benefit Equalization Plan (BEP). These amendments relate to (1) certain calculations applicable to payments under the BEP to W. Wesley McMullan, President and CEO of the Bank, and (2) benefits payable under the BEP to certain executives of the Bank.
With respect to Mr. McMullan, the amendments provide that, to mitigate expense volatility to the Bank and enhance CEO retention, certain components in the formula used to calculate final benefits payable under the BEP shall be fixed, including applicable discount rates, mortality tables and final average pay. With respect to final average pay, the value used to calculate Mr. McMullan’s final BEP benefit will not increase after December 31, 2019, regardless if his salary or incentive awards increase. Following this amendment, the only change to Mr. McMullan’s potential lump sum value benefit under the BEP will occur due to his date of retirement.
With respect to benefits payable to certain other executives of the Bank, the BEP had defined two categories of executives eligible for certain retirement plan benefits that they were not otherwise eligible to accrue under the non-qualified defined benefit component of the plan: (i) individuals hired or promoted to executive vice president or above on or after January 1, 2017 who are not eligible to accrue benefits under the Bank’s qualified pension plan and (ii) individuals hired or promoted to senior vice president or above on or after January 1, 2018.
The amendments add a third category of executives: those who were promoted to executive vice president or above on or after January 1, 2017 currently accruing benefits under the Bank’s qualified pension plan but not eligible to accrue benefits under the Bank's non-qualified defined benefit equalization plan. Those individuals shall be eligible to accrue a retirement benefit of:

i.	12% of any bonuses paid in the current year; and

ii.	6% of compensation earned during the year, subject to certain offsets.

The Bank received a non-objection letter from the Federal Housing Finance Agency regarding these amendments on January 22, 2020.

Item 9.01. Exhibits.

10.1 Amendment One to the Federal Home Loan Bank of Atlanta Benefit Equalization Plan, effective January 1, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: January 28, 2020	By:/s/Reginald T. O'Shields
By: Reginald T. O'Shields Executive Vice President and General Counsel